November 29, 1999

STATEMENT OF ADDITIONAL INFORMATION

SMITH BARNEY MANAGED GOVERNMENTS FUND INC.
388 Greenwich Street
New York, New York  10013
(800) 451-2010

This Statement of Additional Information ("SAI") is not a prospectus and is meant to be read in conjunction with the prospectus of the Smith Barney Managed Governments
Fund Inc. (the "fund") dated November 29, 1999, as amended or supplemented from time to time (the
"prospectus"), and is incorporated by reference in its entirety into the prospectus. Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders that are incorporated herein by reference. The prospectus and copies of the reports may be obtained free of charge by contacting a Salomon Smith Barney Financial Consultant, or by writing or calling Salomon Smith Barney Inc. at the address or telephone number above.

TABLE OF CONTENTS


 Directors and Executive Officers of the
Fund..2
 Investment Objective and Management
Policies...5
 Investment Restrictions...21
 Investment Management and Other
Services....23
 Portfolio Transactions....27
 Portfolio Turnover....28
 Purchase of Shares ....28
 Redemption of Shares....36
 Valuation of Shares....38
 Exchange Privilege....39
 Performance Data...40
 Dividends, Distributions and
Taxes...44
 Additional Information.....50
 Financial Statements 	..51




DIRECTORS AND EXECUTIVE OFFICERS OF THE FUND

The names of the directors and executive officers of the fund, together with information as to their principal business occupations, are set forth below. The executive officers of the fund are employees of organizations that provide services to the fund. Each director who is an "interested person" of the fund, as defined in the 1940 Act, is indicated by an asterisk.
The address of the "non-interested" directors and executive officers of the fund is 388 Greenwich Street, New York, New York 10013.

Herbert Barg (Age 76).  Director
Private Investor. Director or trustee of 18 investment companies associated with Citigroup Inc. ("Citigroup")
His address is 273 Montgomery Avenue, Bala Cynwyd,
Pennsylvania 19004.

*Alfred J. Bianchetti (Age 76).  Director
Retired; formerly Senior Consultant to Dean Witter
Reynolds Inc. Director or trustee of 13 investment companies associated with Citigroup. His address is 19
Circle End Drive, Ramsey, New Jersey 07466.

Martin Brody (Age 78).  Director
Consultant, HMK Associates; Retired Vice Chairman of the
Board of Restaurant Associates Corp. Director or trustee of 22 investment companies associated with Citigroup.
His address is c/o HMK Associates, 30 Columbia Turnpike,
Florham Park, New Jersey 07932.

Dwight B. Crane (Age 62).  Director
Professor, Harvard Business School. Director or trustee of 25 investment companies associated with Citigroup.
His address is c/o Harvard Business School, Soldiers
Field Road, Boston, Massachusetts 02163.

Burt N. Dorsett (Age 69).  Director
Managing Partner of Dorsett McCabe Management. Inc., an investment counseling firm; Director of Research
Corporation Technologies, Inc., a nonprofit patent clearing and licensing firm. Director or trustee of 13 investment companies associated with Citigroup. His address is 201 East 62nd Street, New York, New York
10021.

Elliot S. Jaffe (Age 73).  Director
Chairman of the Board and President of The Dress Barn,
Inc. Director or trustee of 13 investment companies associated with Citigroup. His address is 30 Dunnigan
Drive, Suffern, New York 10901.

Stephen E. Kaufman (Age 67).  Director
Attorney. Director or trustee of 15 investment companies associated with Citigroup. His address is 277 Park
Avenue, New York, New York 10172.




Joseph J. McCann (Age 69).  Director
Financial Consultant; Retired Financial Executive, Ryan
Homes, Inc. Director or trustee of 13 investment companies associated with Citigroup. His address is 200
Oak Park Place, Pittsburgh, Pennsylvania 15243.

*Heath B. McLendon (Age 66).  Chairman of the Board,
President and Chief Executive Officer
Managing Director of Salomon Smith Barney Inc.;
President of SSB Citi Fund Management LLC ("SSB Citi" or the "manager") and Travelers Investment Adviser, Inc.
("TIA"); Chairman or Co-Chairman of the Board and director or trustee of 64 investment companies associated with Citigroup. His address is 388 Greenwich
Street, New York, New York 10013.

Cornelius C. Rose, Jr. (Age 66).  Director
President, Cornelius C. Rose Associates, Inc., financial consultants, and Chairman and Director of Performance
Learning Systems, an educational consultant. Director or trustee of 13 investment companies associated with Citigroup. His address is Meadowbrook Village, Building
4, Apt 6, West Lebanon, New Hampshire 03784.

Lewis E. Daidone (Age 42).  Senior Vice President and
Treasurer
Managing Director of Salomon Smith Barney; Chief
Financial Officer of the Smith Barney Mutual Funds;
Director and Senior Vice President of SSB Citi and TIA.
Senior Vice President and Treasurer of 59 investment companies associated with Citigroup.

James E. Conroy (Age 48).  Vice President
Investment Officer of SSB Citi;  Managing Director of
Salomon Smith Barney.

Paul Brook (Age 46). Controller
Director of Salomon Smith Barney; from 1997-1998
Managing Director of AMT Capital Services Inc.; prior to
1997 Partner with Ernst & Young LLP.  Controller or
Assistant Treasurer of 43 investment companies associated with Citigroup.

Christina T. Sydor (Age 48). Secretary
Managing Director of Salomon Smith Barney; General
Counsel and Secretary of SSB Citi and TIA. Secretary of
59 investment companies associated with Citigroup.

As of November 11, 1999, the directors and officers of the funds, as a group, owned less than 1% of the outstanding shares of beneficial interest of the fund.

To the best knowledge of the directors, as of November
11, 1999, the following shareholders or "groups" (as such term is defined in Section 13(d) of the Securities
Exchange Act of 1934, as amended) owned beneficially or of record more than 5% of the shares of the following classes:


Shareholder
        Class
Shares Held
Smith Barney Concert Series, Inc.
Balanced Portfolio
PNC Bank, NA  Attn:  Beverly
Timson
200 Stevens Drive, Suite 440
Lester, PA  19113-1522
Y
Owned 4,317,941.460
43.97% of shares
Smith Barney Concert Series, Inc.
Conservative Port.
PNC Bank, NA  Attn:  Beverly
Timson
200 Stevens Drive, Suite 440
Lester, PA  19113-1522

Y
Owned 1,822,455.241
18.55% of shares
Smith Barney Concert Series, Inc.
Select Balanced Portfolio
PNC Bank, NA  Attn:  Beverly
Timson
200 Stevens Drive, Suite 440
Lester, PA  19113-1522

Y
Owned 1,512,391.232
15.40% of shares
Smith Barney Concert Series, Inc.
Income Portfolio
PNC Bank, NA   Attn:  Beverly
Timson
200 Stevens Drive, Suite 440
Lester, PA  19113-1522

Y
Owned 1,105,236.707
11.25% of shares
Smith Barney Concert Series, Inc.
Select Conservative Portfolio
PNC Bank, NA   Attn:  Beverly
Timson
200 Stevens Drive, Suite 440
Lester, PA  19113-1522

Y
Owned 668,142.393
6.80% of shares

No officer, director or employee of Salomon Smith Barney or any of its affiliates receives any compensation from the fund for serving as an officer of the funds or director of the fund. The fund pays each director who is not an officer, director or employee of Salomon Smith
Barney or any of its affiliates a fee of $4,000 per annum plus $500 per in-person meeting and $100 per telephonic meeting. Each director emeritus who is not an officer, director or employee of Salomon Smith Barney or its affiliates receives a fee of $2,000 per annum plus $250 per in-person meeting and $50 per telephonic meeting. All directors are reimbursed for travel and out-of-pocket expenses incurred to attend such meetings.



For the fiscal year ended July 31, 1999, the directors of the fund were paid the following compensation:







Name of Person


Aggregate
Compensati
on
from Fund
Total
Pension or
Retirement
Benefits
Accrued
As part of
Fund
Expenses


Compensati
on
From Fund
And Fund
Complex
Paid to
Directors


Number of
Funds for
Which
Directors
Serve Within
Fund Complex

Herbert Barg **
$7,100
$0
$105,425
18
Alfred
Bianchetti * **
 7,100
  0
   51,200
13
Martin Brody **
 6,100
  0
 132,500
22
Dwight B. Crane
**
 7,000
  0
 139,975
25
Burt N. Dorsett
**
7,100
  0
   51,200
13
Elliot S. Jaffe
**
 6,100
  0
   47,550
13
Stephen E.
Kaufman **
 7,100
  0
   96,400
15
Joseph J. McCann
**
 7,100
  0
   51,200
13
Heath B.
McLendon *
0
-
0
64
Cornelius C.
Rose, Jr. **
 6,600
  0
   51,200
13

*	Designates an "interested" director.
**	Designates member of Audit Committee.

	Upon attainment of age 80, fund directors are required to change to emeritus status. Directors emeritus are entitled to serve in emeritus status for a maximum of 10 years. A director emeritus may attend meetings but has no voting rights.
During the fund's last fiscal year, aggregate compensation paid by the fund to directors achieving emeritus status totaled $2,000.

INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

The prospectus discusses the fund's investment objective and the policies it employs to achieve its objective.
This section contains supplemental information concerning the types of securities and other instruments in which the fund may invest, the investment policies and portfolio strategies that the fund may utilize and certain risks attendant to such investments, policies and strategies.

The investment objective of the fund is to provide investors with high current income consistent with liquidity and safety of capital. This objective may not be changed without the approval of the holders of a majority of the fund's shares. There can be no assurance that the fund will achieve its investment objective.

The fund invests substantially all of its assets in U.S.
government securities and, under normal circumstances, the fund is required to invest at least 65% of its assets in such securities. The fund's portfolio of U.S.
government securities consists primarily of mortgage-backed securities issued or guaranteed by the Government
National Mortgage Association ("GNMA"), the Federal
National Mortgage Association ("FNMA") and the Federal
Home Loan Mortgage Corporation ("FHLMC"). Assets not invested in such mortgage-backed securities are invested primarily in direct obligations of the United States
Treasury, such as Treasury Bills, Treasury Notes and
Treasury Bonds ("U.S. Treasury Securities"), and other
U.S. government securities. Obligations issued by U.S.
government agencies and instrumentalities include:
obligations that are supported by the full faith and credit of the United States, such as GNMA certificates and obligations of the General Services Administration and Federal Maritime Administration; securities that are supported by the right of the issuer to borrow from the United States Treasury, such as securities of Federal
Home Loan Banks and others; and securities that are supported only by the credit of the instrumentality, such as FNMA and FHLMC certificates. Because the United
States government is not obligated by law to provide support to an instrumentality that it sponsors, the fund invests in obligations issued by such an instrumentality only when SSB Citi Fund Management LLC ("SSB Citi")( the
"Manager") determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the fund.

The composition and weighted average maturity of the fund's portfolio will vary from time to time, based upon the determination of the fund's management of how best to further the fund's investment objective. The fund may invest in U.S. government securities of all maturities:
short-term, intermediate-term and long-term. The fund may invest without limit in securities of any issuer of U.S. government securities, and may invest up to an aggregate of 15% of its total assets in securities with contractual or other restrictions on resale and other instruments that are not readily marketable (such as repurchase agreements with maturities in excess of seven days). The fund may invest up to 5% of its net assets in U.S. government securities for which the principal repayment at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries ("Exchange Rate-Related Securities"). The interest payable on these securities is denominated in U.S. dollars and is not subject to foreign currency risk. The fund also is authorized to borrow in an amount of up to 10% of its total assets under unusual or emergency circumstances, including when necessary to meet redemptions, and to pledge its assets to the same extent in connection with such borrowings. When the manager believes that market conditions warrant, the fund may, for temporary defensive purposes and without limitation, invest in short-term instruments including certificates of deposit of domestic banks and repurchase agreements involving U.S. government securities.
Repurchase agreements also may be used as one of the fund's normal investment techniques.

Mortgaged-Backed Government Securities

GNMA certificates are liquid securities and represent ownership interests in a pool of mortgages issued by a mortgage banker or other mortgagee. Distributions on GNMA certificates include principal and interest components. GNMA, a corporate instrumentality of the U.S. Department of Housing and Urban Development, guarantees timely payment of principal and interest on GNMA certificates; this guarantee is deemed a general obligation of the United States, backed by its full faith and credit.

Each of the mortgages in a pool supporting a GNMA certificate is insured by the Federal Housing
Administration or the Farmers Home Administration, or is insured or guaranteed by the Veterans Administration.
The mortgages have maximum maturities of 40 years.
Government statistics indicate, however, that the average life of the underlying mortgages is shorter, due to scheduled amortization and unscheduled prepayments
(attributable to voluntary prepayments or foreclosures).
These statistics indicate that the average life of the mortgages backing most GNMA certificates, which are single-family mortgages with 25 to 30 year maturities, ranges from two to ten years depending on the mortgages' coupon rate, and yields on pools of single-family mortgages are often quoted on the assumption that the prepayment rate for any given pool will remain constant over the life of the pool. (The actual maturity of specific GNMA certificates will vary based on the payment experience of the underlying mortgage pool.)
Based on this constant prepayment assumption, GNMA certificates have had historical yields at least 3/4 of 1% greater than the highest grade corporate bonds.
Actual yield comparisons will vary with the prepayment experience of specific GNMA certificates.

The fund also may invest in pass-through securities backed by adjustable-rate mortgages, which have been issued by GNMA, FNMA and FHLMC. These securities bear interest at a rate which is adjusted monthly, quarterly or annually. The prepayment experience of the mortgages underlying these securities may vary from that for fixed-rate mortgages.

The average maturity of FHLMC and FNMA mortgage-backed pools, like GNMA mortgage-backed pools, varies with the maturities of the underlying mortgage instruments, and a pool's stated average life also may be shortened by unscheduled payments on the underlying mortgages.
Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and the age of the mortgage. Because prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. As noted above, it is a common practice to assume that prepayments will result in an average life ranging from two to ten years for pools of fixed-rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions. The actual maturity of and realized yield on specific FHLMC and FNMA certificates will vary based on the prepayment experience of the underlying pool of mortgages.

The GNMA certificates in which the fund will invest will be of the "modified pass-through" type, which means that the scheduled monthly interest and principal payments related to mortgages in the pool backing the certificates will be "passed-through" to investors.
Timely payment of principal and interest on GNMA certificates is guaranteed by GNMA and backed by the full faith and credit of the United States, but market value and yield are not guaranteed

Mortgage participation certificates issued by FHLMC and FNMA generally represent ownership interests in a pool of fixed-rate conventional mortgages. Timely payment of principal and interest on these certificates is guaranteed solely by the issuer of the certificates.
FHLMC is a U.S. government-created entity controlled by the Federal Home Loan Banks. FNMA is a government-chartered corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban
Development.

Mortgage-backed U.S. government securities differ from conventional bonds in that principal is paid back to the certificate holder over the life of the loan rather than at maturity. As a result, the fund will receive monthly scheduled payments of principal and interest. In addition, the fund may receive unscheduled principal payments representing prepayments on the underlying mortgages, which will cause the maturity of and realized yield on specific GNMA, FNMA and FHLMC certificates to vary based on the prepayment experience of the underlying pool of mortgages. The fund will reinvest all payments and unscheduled prepayments of principal in additional GNMA, FNMA and FHLMC certificates or other
U.S. government securities (which may have lower interest rates than the balance of the obligations held by the fund), and will distribute the interest to shareholders in the form of monthly dividends.

To the extent they are purchased at par or at a discount, GNMA certificates offer a high degree of safety of principal investment because of the GNMA guarantee, and other mortgage-backed U.S. government securities also are believed to offer significant safety of principal investment. If the fund buys mortgage-backed U.S. government securities at a premium, however, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the fund's principal investment to the extent of the premium paid.

U.S. Government Securities

Direct obligations of the United States Treasury include a variety of securities that differ in their interest rates, maturities and dates of issuance. Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to ten years and Treasury Bonds generally have maturities of greater than ten years at the date of issuance.

In addition to direct obligations of the United States
Treasury, debt obligations of varying maturities issued or guaranteed by the United States government or its agencies or instrumentalities ("U.S. government securities") include securities issued or guaranteed by the Federal Housing Administration, Federal Financing
Bank, Export-Import Bank of the United States, Small
Business Administration, GNMA, General Services
Administration, Federal Home Loan Banks, FHLMC, FNMA,
Maritime Administration, Tennessee Valley Authority,
Resolution Trust Corporation, District of Columbia
Armory Board, Student Loan Marketing Association and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing a reorganization since 1987). Because the United States government is not obligated by law to provide support to an instrumentality that it sponsors, the fund will invest in obligations of such an instrumentality only if SSB Citi determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the fund.

The fund may invest up to 5% of its net assets in U.S.
government securities for which the principal repayment at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S.
dollar and the currency of one or more foreign countries
("Exchange Rate-Related Securities").  Exchange Rate-
Related Securities are issued in a variety of forms, depending on the structure of the principal repayment formula. The principal repayment formula may be structured so that the security-holder will benefit if a particular foreign currency to which the security is linked is stable or appreciates against the U.S. dollar.
In the alternative, the principal repayment formula may be structured so that the securityholder benefits if the U.S. dollar is stable or appreciates against the linked foreign currency. Finally, the principal repayment formula can be a function of more than one currency and, therefore, be designed in either the aforementioned forms or a combination of those forms.

Investment in Exchange Rate-Related Securities entails special risks. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related
Security is linked. If currency exchange rates do not move in the direction or to the extent anticipated at the time of purchase of the security, the amount of principal repaid at maturity might be significantly below the par value of the security, which might not be offset by the interest earned by the fund over the term of the security. The rate of exchange between the U.S.
dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets.
These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors.
The imposition or modification of foreign exchange controls by domestic or foreign governments or intervention by central banks also could affect exchange rates. Finally, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for particular Exchange Rate-Related
Securities because of conditions in the debt and foreign currency markets. Illiquidity in the forward exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an Exchange Rate-Related Security prior to maturity without incurring a significant price loss.

Forward Roll Transactions

In order to enhance current income, the fund may invest up to 30% of its assets in forward roll transactions with respect to mortgage-backed securities issued by GNMA, FNMA and FHLMC. In a forward roll transaction, the fund sells a mortgage security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the fund will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale will generate income for the fund exceeding the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities sold by the fund may decline below the repurchase price of those securities. At the time the fund enters into a forward roll transaction, it will place in a segregated custodial account cash and liquid debt securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to insure that such equivalent value is maintained.

Forward roll transactions involve the risk that the market value of the securities sold by the fund may decline below the repurchase price of the securities.
Forward roll transactions are considered borrowings by the fund. Although investing the proceeds of these borrowings in repurchase agreements or money market instruments may provide the fund with the opportunity for higher income, this leveraging practice will increase the fund's exposure to capital risk and higher current expenses. Any income earned from the securities purchased with the proceeds of these borrowings that exceeds the cost of the borrowings would cause the fund's net asset value per share to increase faster than would otherwise be the case; any decline in the value of the securities purchased would cause the fund's net asset value per share to decrease faster than would otherwise be the case.

Writing Put and Call Options

The fund may from time to time write covered put and call options on U.S. government securities in its portfolio. The fund will realize a fee (referred to as a "premium") when it writes an option. The fund will only write covered put and call options, which means that for so long as the fund remains obligated as the writer of the option it will, in the case of a call option, continue to own the underlying security and, in the case of a put option, maintain an amount of cash or high-grade liquid debt securities in a segregated account equal to the exercise price of the option. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the optionholder an underlying security at a specified price at any time during the option period. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell the option holder an underlying security at a specified price at any time during the option period. Thus, the purchaser of a put option has the right to compel the fund to purchase from it the underlying security at the agreed-upon price for a specified time period, while the purchaser of a call option has the right to purchase from the fund the underlying security owned by the fund at the agreed-upon price for a specified time period.

Upon the exercise of a put option, the fund may suffer a loss equal to the difference between the price at which the fund is required to purchase the underlying security and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option, the fund may suffer a loss equal to the excess of the security's market value at the time of the option exercise over the fund's acquisition cost of the security, less the premium received for writing the option. The fund ordinarily will write only covered put and call options for which a secondary market exists on a national securities exchange or in the over-the-counter market.

In order to realize a profit, to prevent an underlying security from being called or to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the option's expiration), the fund may engage in a closing purchase transaction. The fund will incur a loss if the cost of the closing purchase transaction, plus transaction costs, exceeds the premium received upon writing the original option. To effect a closing purchase transaction, the fund would purchase, prior to the exercise of an option that it has written, an option of the same series as that on which it desires to terminate its obligation. There can be no assurance that the fund will be able to effect a closing purchase transaction at a time when it wishes to do so. The obligation of the fund to purchase or deliver securities, respectively, upon the exercise of a covered put or call option which it has written terminates upon the effectuation of a closing purchase transaction.

The principal reason for writing covered call options on securities is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In return for a premium, the writer of a covered call option forfeits the right to any appreciation in the value of the underlying security above the strike price for the life of the option (or until a closing purchase transaction can be effected).
Nevertheless, the call writer retains the risk of a decline in the price of the underlying security.
Similarly, the principal reason for writing covered put options is to realize income in the form of premiums.
The writer of a covered put option accepts the risk of a decline in the price of the underlying security. The size of the premium that the fund may receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option-writing activities.

Options written by the fund normally will have expiration dates between one and nine months from the date written. The exercise price of the options may be below, equal to, or above, the current market values of the underlying securities at the times the options are written. In the case of call options these exercise prices are referred to as "in-the-money," "at-the-money," and "out-of-the-money," respectively.

The fund may write (a) in-the-money call options when the manager expects that the price of the underlying security will remain flat or decline moderately during the options period, (b) at-the-money call options when the manager expects that the price of the underlying security will remain flat or advance moderately during the option period and (c) out-of-money call options when the manager expects that the price of the security may increase but not above a price equal to the sum of the exercise price plus the premiums received from writing the call option. In any of the preceding situations, if the market price of the underlying security declined and the security is sold at this lower price, the amount of any realized loss will be offset wholly or in part by the premium received. Out-of-money, at-the-money and in-the-money put options (the reverse of call options as to the relations of exercise price to market price) may be utilized in the same market environments that such call options are used in equivalent transactions.

So long as the obligation of the fund as the writer of an option continues, the fund may be assigned an exercise notice by the broker-dealer through which the option was sold, requiring it to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates when the option expires or the fund effects a closing purchase transaction. The fund can no longer effect a closing purchase transaction with respect to an option once it has been assigned an exercise notice. To secure its obligation to deliver the underlying security when it writes a call option, or to pay for the underlying security when it writes a put option, the fund will be required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options
Clearing Corporation or similar clearing corporation and the securities exchange on which the option is written.

An option position may be closed out only where there exists a secondary market for an option of the same series on a recognized securities exchange or in the over-the-counter market. The fund expects to write options only on national securities exchanges or in the over-the-counter market.

The fund may realize a profit or loss upon entering into a closing transaction. In cases in which the fund has written an option, it will realize a profit if the cost of the closing purchase transaction is less than the premium received upon writing the original option and will incur a loss if the cost of the closing purchase transaction exceeds the premium received upon writing the original option.

Purchasing Put and Call Options

Buying a put option on a U.S. government security will give the fund the right to sell the security at a particular price and may act to limit, until that right expires, the fund's risk of loss through a decline in the market value of the security. Any appreciation in the value of the underlying security will be offset in part by the amount of the premium the fund pays for the put option and any related transaction costs. By purchasing a put option on a security it does not own, the fund would seek to benefit from a decline in the market price of its investment portfolio generally. If the market price of the underlying security remains equal to or greater than the exercise price during the life of the put option, the fund would lose its entire investment in the put option. For a transaction of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. The fund would not purchase a put option if, as a result of the purchase, more than 10% of the fund's assets would be invested in put options.

As the holder of a call option on a U.S. government security, the fund would have the right to purchase the underlying security at the exercise price at any time during the option period. The fund would purchase a call option to acquire the underlying security for its portfolio. Utilized in this fashion, the purchase of call options would enable the fund to fix its costs of acquiring the underlying security at the exercise price of the call option plus the premium paid. Pending exercise of the call option, the fund could invest the exercise price of the call option, which would otherwise have been used for the immediate purchase of the security, in short-term investments providing additional current return. At times, the net costs of acquiring securities in this manner may be less than the cost of acquiring the securities directly. So long as it holds such a call option rather than the underlying security itself, the fund is partially protected from any unexpected decline in the market price of the underlying security and could allow the call options to expire, incurring a loss only to the extent of the premium paid for the option. The fund also could purchase call options on U.S. government securities to increase its return to investors at a time when the call is expected to increase in value because of anticipated appreciation of the underlying security. The fund would not purchase a call option if, as a result of the purchase, more than 10% of the fund's assets would be invested in call options.

The fund may enter into closing transactions with respect to put and call options that it purchases, exercise the options, or permit the options to expire.
Profit or loss from a closing transaction will depend on whether the amount the fund received on the transaction is more or less than the premium paid for the options plus any related transaction costs.

Although the fund generally will purchase or write only those options for which the Manager believes there is an active secondary market so as to facilitate closing transactions, there is no assurance sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular options or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, have at times rendered certain of the facilities of national securities exchanges inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events may otherwise interfere with the timely execution of customers' orders, will not recur.

In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

Securities exchanges generally have established limitations governing the maximum number of calls and puts of each class which may be held or written, or exercised within certain periods, by an investor or group of investors acting in concert (regardless of whether the options are written on the same or different securities exchanges or are held, written or exercised in one or more accounts or through one or more brokers).
It is possible that the fund and other clients of the manager and certain of their affiliates may be considered to be such a group. A securities exchange may order the liquidation of positions found to be in violations of these limits, and it may impose certain other sanctions.

Additional risks exist with respect to certain of the U.S. government securities for which the fund may write covered call options. If the fund writes covered call options on mortgage-backed securities, the securities it holds as cover may, because of scheduled amortization or unscheduled prepayments, cease to be sufficient cover.
The fund will compensate for the decline in the value of the cover by purchasing an appropriate additional amount of those securities.

The trading market in options on U.S. governments securities has varying degrees of depth for various securities. The manager will attempt to take appropriate measures to minimize risks relating to the fund's writing and purchasing put and call options, but there can be no assurance the fund will succeed in an options program.

Zero Coupon Securities

The fund may invest in zero coupon bonds. A zero coupon bond pays no interest in cash to its holder during its life, although interest is accrued during that period.
Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally at significantly less than its face value. Because such securities usually trade at a deep discount, they will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate reinvestment risk and lock in a rate of return to maturity.

Repurchase Agreements

The fund may engage in repurchase agreement transactions on U.S. government securities with certain member banks of the Federal Reserve System and with certain dealers on the Federal Reserve Bank of New York's list of reporting dealers. Under the terms of a typical repurchase agreement, the fund would acquire an underlying debt obligation for a relatively short period
(usually not more than one week) subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. Under each repurchase agreement the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price.

Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the fund's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. SSB Citi, acting under the supervision of the fund's Board of Directors, reviews on an ongoing basis the value of the collateral and the creditworthiness of those banks and dealers with which the fund may enter into repurchase agreements to evaluate potential risks.

Reverse Repurchase Agreements

The fund may enter into reverse repurchase agreements.
A reverse repurchase agreement involves the sale of a money market instrument by the fund and its agreement to repurchase the instrument at a specified time and price.
The fund will maintain a segregated account consisting of U.S. government securities or cash or cash equivalents to cover its obligations under reverse repurchase agreements with broker-dealers and other financial institutions. The fund will invest the proceeds in other money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. Under the Investment
Company Act of 1940, as amended, ("1940 Act") reverse repurchase agreements may be considered borrowing by the seller.

Reverse repurchase agreements create opportunities for increased returns to the shareholders of the fund but, at the same time, create special risk considerations.
Although the principal or stated value of such borrowings will be fixed, the fund's assets may change in value during the time the borrowing is outstanding.
To the extent the income or other gain derived from securities purchased with borrowed funds exceeds the interest or dividends the fund will have to pay in respect thereof, the fund's net income or other gain will be greater than if this type of leverage had not been used. Conversely, if the income or other gain from the incremental assets is not sufficient to cover this cost, the net income or other gain of the fund will be less than if the reverse repurchase agreement had not been used.

The fund currently intends to invest not more than 33% of its net assets in reverse repurchase agreements.

When-Issued Securities and Delayed Delivery Transactions

In order to secure what the manager considers to be an advantageous price or yield, the fund may purchase U.S.
government securities on a when-issued basis or purchase or sell U.S. government securities for delayed delivery.
The fund will enter into such purchase transactions for the purpose of acquiring portfolio securities and not for the purpose of leverage. Delivery of the securities in such cases occurs beyond the normal settlement periods, but no payment or delivery is made by the fund prior to the reciprocal delivery or payment by the other party to the transaction. In entering into a when-issued or delayed-delivery transaction, the fund relies on the other party to consummate the transaction and may be disadvantaged if the other party fails to do so.

U.S. government securities normally are subject to changes in value based upon changes, real or anticipated, in the level of interest rates and, to a lesser extent, the public's perception of the creditworthiness of the issuers. In general, U.S.
government securities tend to appreciate when interest rates decline and depreciate when interest rates rise.
Purchasing U.S. government securities on a when-issued basis or delayed-delivery basis, therefore, can involve the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. Similarly, the sale of U.S. government securities for delayed delivery can involve the risk that the prices available in the market when the delivery is made may actually be higher than those obtained in the transaction itself.

The fund will at all times maintain in a segregated account, cash or liquid securities equal to the amount of the fund's when-issued or delayed-delivery commitments. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account on a daily basis so that the value of the account will equal the amount of such commitments by the fund. Placing securities rather than cash in the account may have a leveraging effect on the fund's assets. That is, to the extent that the fund remains substantially fully invested in securities at the time it has committed to purchase securities on a when-issued basis, there will be greater fluctuation in its net asset value than if it had set aside cash to satisfy its purchase commitments. On the settlement date, the fund will meet its obligations from then-available cash flow, the sale of securities held in the separate account, the sale of other securities or, although it normally would not expect to do so, from the sale of the when-issued or delayed-delivery securities themselves (which may have a greater or lesser value than the fund's payment obligations).

Lending of Portfolio Securities

Consistent with applicable regulatory requirements the fund may lend securities from its portfolio to brokers, dealers and other financial organizations. The fund may not lend its portfolio securities to Salomon Smith
Barney or its affiliates without specific authorization from the Securities and Exchange Commission (the "SEC").
Loans of portfolio securities by the fund will be collateralized by cash, letters of credit or securities issued or guaranteed by the United States government or its agencies which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. From time to time, the fund may return a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party, which is unaffiliated with the fund or with Salomon Smith Barney and which is acting as a "finder."

In lending its portfolio securities, the fund can increase its income by continuing to receive interest on the loaned securities, as well as either investing the cash collateral in short-term instruments or by obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. Requirements of the SEC currently provide that the following conditions must be met whenever portfolio securities are loaned: (a) the fund must receive at least 100% cash collateral or equivalent securities from the borrower; (b) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral;
(c) the fund must be able to terminate the loan at any time; (d) the fund must receive reasonable interest on the loan, as well as an amount equal to any dividends, interest or other distributions on the loaned securities, and any increase in market value; (e) the fund may pay only reasonable custodian fees in connection with the loan; and (f) voting rights on the loaned securities may pass to the borrower; however, if a material event adversely affecting the investment occurs, the fund's Board of Directors must terminate the loan and regain the right to vote the securities. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by the manager to be of good standing and will not be made unless, in the judgment of the manager, the consideration to be earned from such loans would justify the risk.

Transactions in Interest Rate Futures Contracts and
Related Options

The fund may enter into interest rate futures contracts and options on interest rate futures contracts that are traded on a U.S. exchange or board of trade. These investments may be made by the fund for the purpose of hedging against changes in the value of its portfolio securities because of anticipated changes in interest rates and market conditions and not for purposes of speculation. The fund will not be permitted to enter into futures and options contracts (other than those considered bona fide hedging by the Commodity Futures
Trading Commission) for which aggregate initial margin deposits and premiums exceed 5% of the fair market value of the fund's assets, after taking into account unrealized profits and unrealized losses on contracts into which it has entered.

An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of specified interest rate sensitive financial instruments (debt securities) at a specified price, date, time and place.

The purpose of entering into a futures contract by the fund is to protect the fund from fluctuations in interest rates on securities without actually buying or selling the securities. For example, if the fund owns long-term U.S. government securities and interest rates are expected to increase, the fund may enter into a futures contract to sell U.S. Treasury Bonds. Such a transaction would have much the same effect as the fund's selling some of the long-term bonds in its portfolio. If interest rates increase as anticipated, the value of certain long-term U.S. government securities in the portfolio would decline, but the value of the fund's futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the fund from declining as much as it may have otherwise. Of course, because the value of portfolio securities will far exceed the value of the futures contracts sold by the fund, an increase in the value of the futures contracts can only mitigate - but not totally offset - the decline in the value of the portfolio. If, on the other hand, the fund held cash reserves and interest rates are expected to decline, the fund may enter into futures contracts for the purchase of U.S. government securities in anticipation of later purchases of securities. The fund can accomplish similar results by buying securities with long maturities and selling securities with short maturities.
But by using futures contracts as an investment tool to reduce risk, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish the same result more easily and more quickly.

No consideration will be paid or received by the fund upon entering into a futures contract. Initially, the fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 1% to 10% of the contract amount (this amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount). This amount is known as "initial margin" and is in the nature of a performance bond or good faith deposit on the contract which is returned to the fund, upon termination of the futures contract, assuming that all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker, will be made daily as the price of the securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market."
In addition, when the fund enters into a long position in futures or options on futures, it must deposit and maintain in a segregated account with its custodian an amount of cash or cash equivalents equal to the total market value of such futures contract, less the amount of initial margin for the contract and any profits on the contract that may be held by the broker. At any time prior to the expiration of a futures contract, the fund may elect to close the position by taking an opposite position, which will operate to terminate the fund's existing position in the contract.

There are several risks in connection with the use of futures contracts as a hedging device. Successful use of futures contracts by the fund is subject to the ability of the manager to predict correctly movements in the direction of interest rates. These predictions involve skills and techniques that may be different from those involved in the management of the fund. In addition, there can be no assurance that there will be a perfect correlation between movements in the price of the securities underlying the futures contract and movements in the price of the securities which are the subject of the hedge. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates.

Although the fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that a liquid market will exist for the contracts at any particular time.
Most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract no trades may be made that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.
In such event, and in the event of adverse price movements, the fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract.

If the fund had hedged against the possibility of an increase in interest rates adversely affecting the value of securities held in its portfolio and rates decrease instead, the fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. These sales of securities may, but will not necessarily, be at increased prices which reflect the decline in interest rates.

Purchasing Options. Options on interest rate futures contracts are similar to options on securities, except that an option on an interest rate futures contract gives the purchaser the right, in return for the premium paid, to assume a position in an interest rate futures contract (rather than to purchase securities) at a specified exercise price at any time prior to the expiration date of the option. A call option gives the purchaser of such option the right to take a long position, and obligates its writer to take a short position in a specified underlying futures contract at a stated exercise price at any time prior to the expiration date of the option. A purchaser of a put option has the right to enter into a short position, and the writer has the obligation to enter into a long position in such contract at the exercise price during the option period. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the interest rate futures contract on the expiration date. The potential loss related to the purchase of an option on interest rate futures contracts is limited to the premium paid for the option (plus transaction costs), and there are no daily cash payments to reflect changes in the value of the underlying contract. However, the value of the option does change daily and that change is reflected in the net asset value of the fund.

The purchase of put options on interest rate futures contracts is analogous to the purchase of protective puts on debt securities so as to hedge a portfolio of debt securities against the risk of rising interest rates. The fund may purchase put options on interest rate futures contracts if the Manager anticipates a rise in interest rates. Because of the inverse relationship between trends in interest rates and the values of debt securities, a rise in interest rates would result in a decline in the value of the fund's portfolio securities.
Because the value of an interest rate futures contract moves inversely in relation to changes in interest rates, as is the case with debt securities, a put option on such a contract becomes more valuable as interest rates rise. By purchasing put options on interest rate futures contracts at a time when the Manager expects interest rates to rise, the fund would seek to realize a profit to offset the loss in value of its portfolio securities, without the need to sell such securities.

The fund may purchase call options on interest rate futures contracts if the Manager anticipates a decline in interest rates. Historically, unscheduled prepayments on mortgage-backed securities (such as GNMA certificates) have increased in periods of declining interest rates, as mortgagors have sought to refinance at lower interest rates. As a result, if the fund purchases such securities at a premium prior to a period of declining interest rates, the subsequent prepayments at par will reduce the yield on such securities by magnifying the effect of the premium in relationship to the principal amount of securities, and may, under extreme circumstances, result in a loss to the fund.
This effect may not be offset by any appreciation in value in a debt security normally attributable to the interest rate decline. To protect itself against the possible erosion of principal on securities purchased at a premium, the fund may purchase call options on interest rate futures. The option would increase in value as interest rates decline, thereby tending to offset any reductions of the yield on portfolio securities purchased at a premium resulting from the effect of prepayments on the amortization of such premiums.

Writing Options. The fund may write put and call options on interest rate futures contracts other than as part of closing sale transactions, in order to increase its ability to hedge against changes in interest rates.
A call option gives the purchaser of such option the right to take a long position, and obliges the fund as its writer to take a short position in a specified underlying futures contract at a stated exercise price at any time prior to the expiration date of the option.
A purchaser of a put option has the right to take a short position, and obligates the fund as the writer to take a long position in such contract at the exercise price during the option period.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the debt securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is below the exercise price, the fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the fund's holdings of debt securities.
If a put option is exercised, the net cost to the fund of the debt securities acquired by it will be reduced by the amount of the option premium received. Of course, if market prices have declined, the fund's purchase price upon exercise of the option may be greater than the price at which the debt securities might be purchased in the cash market, and, therefore, a loss may be realized when the difference between the exercise price and the market value of the debt securities is greater than the premium received for writing the option.

As is currently the case with respect to its purchases of futures, the fund will write put and call options on interest rate futures contracts only as a hedge against changes in the value of its securities that may result from market conditions, and not for purposes of speculation.

When the fund writes a call or a put option, it will be required to deposit initial margin and variation margin pursuant to brokers' requirements similar to those applicable to interest rate futures contracts described above. In addition, net option premiums received for writing options will be included as initial margin deposits. At any time prior to the expiration of the option, the fund may elect to close the position.

In addition to the risks that apply to all options transactions, there are several special risks relating to options on interest rate futures contracts. These risks include the lack of assurance of perfect correlation between price movements in the option on interest rate futures, on the one hand, and price movements in the portfolio securities that are the subject of the hedge, on the other hand. In addition, the fund's writing of put and call options on interest rate futures will be based upon predictions as to anticipated interest rate trends, which predictions could prove to be inaccurate. The ability to establish and close out positions on such options will be subject to the maintenance of a liquid market, and there can be no assurance that such a market will be maintained or that closing transactions will be effected. Moreover, the option may not be subject to daily price fluctuation limits while the underlying futures contract is subject to such limits, and as a result normal pricing relationships between options and the underlying futures contract may not exist when the future is trading at its price limit. In addition, there are risks specific to writing (as compared to purchasing) such options.

Under policies adopted by the Board of Directors, the fund's investment in premiums paid for call and put options at any one time may not exceed 5% of the value of the fund's total assets.

INVESTMENT RESTRICTIONS

Restrictions numbered 1 through 7 below have been adopted by the fund as fundamental policies. These restrictions cannot be changed without approval by the holders of a majority of the outstanding shares of the fund, defined as the lesser of (a) 67% or more of the shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the fund's outstanding shares. The remaining restrictions may be changed by a vote of the fund's Board of Directors at any time.

The fund will not:

	1.	Invest in a manner that would cause it to fail to
be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

2. Issue "senior securities" as defined in the 1940
Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder

3.	Invest more than 25% of its total assets in
securities, the issuers of which are in the same industry. For purposes of this limitation, U.S.
government securities (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

4.	Borrow money, except that (a) the fund may borrow
from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in
(a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets
(including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

5.	Make loans.  This restriction does not apply to:
(a) the purchase of debt obligations in which the
fund may invest consistent with its investment
objectives and policies; (b) repurchase agreements;
and (c) loans of its portfolio securities, to the
fullest extent permitted under the 1940 Act.
6.	Engage in the business of underwriting securities
issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

7.	Purchase or sell real estate, real estate
mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from
(a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the funds' investment objective and policies); or (d) investing in real estate investment trust securities.

8.	Purchase any securities on margin (except for such
short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except
"against the box"). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

9.	Purchase or sell oil, gas or other mineral
exploration or development programs.

10.	Purchase restricted securities, illiquid
securities (such as repurchase agreements with maturities in excess of seven days) or other securities which are not readily marketable if more than 15% of the total assets of the fund would be invested in such securities.

11.	Purchase any security if as a result the
fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies that have been in continuous operations for fewer than three years, except that this restriction will not apply to U.S. government securities. (For purposes of this restriction, issuers include predecessors, sponsors, controlling persons, general partners and guarantors of underlying assets.)

12.	Make investments for the purpose of
exercising control or management.

13.	Engage in the purchase or sale of put, call,
straddle or spread options or in the writing of such options, except that (a) the fund may purchase and sell options on U.S. government securities, write covered put and call options on U.S. government securities and enter into closing transactions with respect to such options and (b) the fund may sell interest rate futures contracts and write put and call options on interest rate futures contracts.

Certain restrictions listed above permit the fund without shareholder approval to engage in investment practices that the fund does not currently pursue. The fund has no present intention of altering its current investment practices as otherwise described in the prospectus and this SAI and any future change in those practices would require Board approval and appropriate disclosure to investors. If a percentage restriction is complied with at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the fund's assets will not constitute a violation of such restriction.

Diversified Classification

The fund is classified as a diversified fund under the 1940 Act. In order to be classified as a diversified investment company under the 1940 Act, the fund may not, with respect to 75% of its assets, invest more than 5% of its total assets in the securities of any one issuer
(except U.S. government securities) or own more than 10% of the outstanding voting securities of any one issuer.
For the purposes of diversification under the 1940 Act, the identification of the issuer of securities depends upon the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the issuing entity and the security is backed only by the assets and revenues of such entity, such entity is deemed to be the sole issuer. Similarly, in the case of a private activity bond, if that bond is backed only by the assets and revenues of the nongovernmental user, then such nongovernmental user is deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guarantee would be considered a separate security and is to be treated as an issue of such government or other entity.

INVESTMENT MANAGEMENT AND OTHER SERVICES

Investment Adviser and Administrator

SSB Citi (formerly SSBC Fund Management Inc.) serves as investment adviser to the fund pursuant to a written agreement (the "Investment Advisory Agreement"), which was approved by the fund's Board of Directors, including a majority of the directors who are not interested persons of the fund or Salomon Smith Barney (the
"independent directors"). Subject to the supervision and direction of the fund's Board of Directors, the Manager manages the fund's portfolio in accordance with the fund's stated investment objective and policies, makes investment decisions for the fund, places orders to purchase and sell securities, and employs professional portfolio managers and securities analysts who provide research services to the fund. The Manager pays the salary of any officer and employee who is employed by both it and the trust. The Manager bears all expenses in connection with the performance of its services. SSB
Citi is a wholly owned subsidiary of Salomon Smith
Barney Holdings Inc. ("Holdings"), which in turn is a wholly owned subsidiary of Citigroup Inc. ("Citigroup").
SSB Citi (through predecessor entities) has been in the investment counseling business since 1968 and renders investment advice to a wide variety of individual, institutional and investment company clients that had aggregate assets under management as of October 31, 1999 in excess of $206 billion.

As compensation for SSB Citi's investment advisory services rendered to the fund, the fund pays a fee computed daily and paid monthly at the following annual rates of the Fund's average daily net assets: 0.45% of the value of the fund's average daily net assets up to $1 billion and 0.415% of the value of the fund's average daily net assets in excess of $1 billion. For the fiscal years ended July 31, 1999, 1998 and 1997, the fund paid $2,421,062, $2,503,412 and $2,661,308, respectively, in investment advisory fees.

SSB Citi also serves as administrator to the fund pursuant to a written agreement (the "Administration
Agreement"), which has been approved by the fund's Board of Directors, including a majority of the independent directors of the fund. SSB Citi pays the salary of any officer and employee who is employed by both it and the fund and bears all expenses in connection with the performance of its services.

As administrator SSB Citi will: (a) assist in supervising all aspects of the fund's operations; (b) supply the fund with office facilities (which may be in SSB Citi's own offices), statistical and research data, data processing services, clerical, accounting and bookkeeping services, including, but not limited to, the calculation of (i) the net asset value of shares of the fund, (ii) applicable deferred sales charges and similar fees and charges and (iii) distribution fees, internal auditing and legal services, internal executive and administrative services, and stationary and office supplies; and (c) prepare reports to shareholders of the fund, tax returns and reports to and filings with the SEC and state blue sky authorities.

As compensation for administrative services rendered to the fund, SSB Citi receives a fee computed daily and paid monthly at the following annual rates: 0.20% of the value of the fund's average daily net assets up to $1 billion and 0.185% of the value of the fund's average daily net assets in excess of $1 billion. For the fiscal years ended July 31, 1999, 1998 and 1997, the fund paid $1,076,027, $1,112,627, and $1,182,804, respectively in administration fees.

The fund bears expenses incurred in its operation including: taxes, interest, brokerage fees and commissions, if any; fees of Directors who are not officers, directors, shareholders or employees of Salomon Smith Barney or SSB Citi; SEC fees and state
Blue Sky qualification fees; charges of custodians;
transfer and dividend disbursing agent's fees; certain insurance premiums; outside auditing and legal expenses;
costs of maintaining corporate existence; investor services (including allocated telephone and personnel expenses); costs of preparation and printing of prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and shareholder meetings; and meetings of the officers or Board of Directors of the fund.

Auditors

KPMG LLP, 345 Park Avenue, New York, New York 10154, has been selected as the fund's independent auditor to examine and report on the fund's financial statements and highlights for the fiscal year ending July 31, 2000.

Custodian and Transfer Agent.

PNC Bank, National Association ("PNC" or "custodian"), located at 17th and Chestnut Streets, Philadelphia,
Pennsylvania, 19103, serves as the custodian of the fund. Under its custody agreement with the fund, PNC holds the fund's securities and keeps all necessary accounts and records. For its services, PNC receives a monthly fee based upon the month-end market value of securities held in custody and also receives securities transactions charges. The assets of the fund are held under bank custodianship in compliance with the 1940
Act.

First Data Investors Services Group, Inc. ("First Data" or "transfer agent"), located at Exchange Place, Boston, Massachusetts 02109, serves as the fund's transfer agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month, and is reimbursed for out-of-pocket expenses.

DISTRIBUTOR

CFBDS, Inc., located at 20 Milk Street, Boston,
Massachusetts 02109-5408 serves as the fund's distributor pursuant to a written agreement dated
October 8, 1998 (the "Distribution Agreement") which was approved by the fund's Board of Directors, including a majority of the independent directors on July 15, 1998.
Prior to the merger of Travelers Group, Inc. and Citicorp Inc. on October 8, 1998, Salomon Smith Barney served as the fund's distributor.

For the period ended July 31, 1998 through October 7,
1998, the aggregate dollar amount of commissions on Class A shares was $31,000 all of which was paid to Salomon Smith Barney. For the period October 8, 1998 through July 31, 1999 the aggregate dollar amount of commissions on Class A shares was $149,000, $134,100 of which was paid to Salomon Smith Barney.

For the period July 31, 1998 through October 7, 1998 the aggregate dollar amount of commissions on Class L shares was $5,000, all of which was paid to Salomon Smith
Barney. For the period October 8, 1998 through July 31,
1999 the aggregate dollar amount of commissions on Class
L shares was $20,000, $18,000 of which was paid to Salomon Smith Barney.
For the years ended July 31, 1997, July 31, 1998 and
July 31, 1999, Salomon Smith Barney or its predecessor received from shareholders $1,000, $1,000 and $11,000, respectively, in Deferred Sales Charges on the redemption of Class A shares.

For the years ended July 31, 1997, July 31, 1998 and
July 31, 1999, Salomon Smith Barney or its predecessor received from shareholders $173,000, $141,000 and $73,000, respectively, in Deferred Sales Charges on the redemption of Class B shares.

For the years ended July 31, 1997, July 31, 1998 and
July 31, 1999, Salomon Smith Barney or its predecessor received from shareholders $1,000, $1,000 and $1,000, respectively, in Deferred Sales Charges on the redemption of Class L shares.

When payment is made by the investor before the settlement date, unless otherwise noted by the investor, the funds will be held as a free credit balance in the investor's brokerage account and Salomon Smith Barney may benefit from the temporary use of the funds. The fund's Board of Directors has been advised of the benefits to Salomon Smith Barney resulting from these settlement procedures and will take such benefits into consideration when reviewing the Investment Advisory
Agreement for continuance.

Distribution Arrangements.  To compensate Salomon Smith
Barney for the services it provides and for the expense it bears, the fund has adopted a services and distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the fund pays
Salomon Smith Barney a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.25% of the value of the fund's average daily net assets attributable to the Class A, Class B and Class L shares.
In addition, the fund pays Salomon Smith Barney a distribution fee with respect to the Class B and Class L shares primarily intended to compensate Salomon Smith
Barney for its initial expense of paying financial consultants a commission upon sales of those shares.
The Class B and Class L distribution fee is calculated at the annual rate of 0.50% and 0.45%, respectively of the value of the fund's average daily net assets attributable to the shares of the respective class.

The following service and distribution fees were incurred during the periods indicated:




	DISTRIBUTION PLAN FEES





Year
Ended 7/31/99

Year
Ended 7/31/98

Year
Ended 7/31/97

Class A

$  886,006

$  975,661

$  1,078,042

Class B

    535,706
    631,602

       775,428

Class L

      29,353

      16,373
         10,458
For the year ended July 31, 1999, Salomon Smith Barney incurred distribution expenses totaling $442,477, consisting of $13,069 for advertising, $1,315 for printing and mailing of Prospectuses, $2,786 for interest expense, $252,927 branch expenses, $152,380 for total compensation to Salomon Smith Barney Financial
Consultants, and in accruals for interest on the excess of Salomon Smith Barney expenses incurred in distribution of the fund's shares over the sum of the distribution fees and deferred sales charges received by Salomon Smith Barney from the fund.

Under its terms, the Plan continues from year to year, provided such continuance is approved annually by vote of the fund's Board of Directors, including a majority of the independent directors. The Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all amendments of the Plan also must be approved by the directors and independent directors in the manner described above. The Plan may be terminated with respect to a class of the fund at any time, without penalty, by vote of a majority of the independent directors or by vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the class. Pursuant to the Plan, Salomon Smith Barney will provide the fund's Board of Directors with periodic reports of amounts expended under the Plan and the purpose for which such expenditures were made.

PORTFOLIO TRANSACTIONS

Decisions to buy and sell securities for the fund are made by the manager, subject to the overall review of the fund's Board of Directors. Although investment decisions for the fund are made independently from those of the other accounts managed by the manager, investments of the type the fund may make also may be made by those other accounts. When the fund and one or more other accounts managed by the manager are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the manager to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the fund or the size of the position obtained or disposed of by the fund.

Allocation of transactions on behalf of the fund, including their frequency, to various dealers is determined by the manager in its best judgment and in a manner deemed fair and reasonable to the fund's shareholders. The primary considerations of the manager in allocating transactions are availability of the desired security and the prompt execution of orders in an effective manner at the most favorable prices.
Subject to these considerations, dealers that provide supplemental investment research and statistical or other services to the manager may receive orders for portfolio transactions by the fund. Information so received is in addition to, and not in lieu of, services required to be performed by the manager, and the fees of the manager are not reduced as a consequence of their receipt of the supplemental information. The information may be useful to the manager in serving both the fund and other clients, and conversely, supplemental information obtained by the placement of business of other clients may be useful to the manager in carrying out its obligations to the fund.

The fund will not purchase securities during the existence of any underwriting or selling group relating to the securities, of which the manager is a member, except to the extent permitted by the SEC. Under certain circumstances, the fund may be at a disadvantage because of this limitation in comparison with other funds that have similar investment objectives but that are not subject to a similar limitation.

The fund does not pay any brokerage commissions for portfolio transactions:

PORTFOLIO TURNOVER

The fund generally does not engage in short-term trading but intends to purchase securities for long-term capital appreciation. The fund's annual portfolio turnover rate is not expected to exceed 100%. A portfolio turnover rate of 100% would occur if all of the securities in the fund's portfolio were replaced once during a period of one year. The portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of portfolio securities. Securities with remaining maturities of one year or less at the date of acquisition are excluded from the calculation. For the fiscal years ended July 31, 1999, 1998 and 1997, the fund's portfolio turnover rate was 205%, 363% and 121%, respectively.

Future portfolio turnover rates may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for redemptions of the fund's shares. Portfolio turnover rates will largely depend on the level of purchases and redemptions of fund shares. Higher portfolio turnover rates can result in corresponding increases in brokerage commissions. In addition, to the extent the fund realizes net short-term capital gains as the result of more portfolio transactions, distributions of such gains would be taxable to shareholders as ordinary income.

PURCHASE OF SHARES

Sales Charge Alternatives

The following classes of shares are available for purchase. See the Prospectus for a discussion of factors to consider in selecting which Class of shares to purchase.

Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows:



Amount of
Investment

Sales Charge as a
%
Of Transaction

Sales Charge as a
%
of Amount
Invested
Dealers'
Reallowance as %
of Offering Price

Less than $25,000
4.50
4.71
4.00
$ 25,000 - 49,999
4.00
4.17
3.60
50,000 - 99,999
3.50
3.63
3.15
100,000 - 249,999
2.50
2.56
2.25
250,000 - 499,999
1.50
1.52
1.35
500,000 and over
*
*
*

*	Purchases of Class A shares of $500,000 or more
will be made at net asset value without any initial sales charge, but will be subject to a deferred sales charge of 1.00% on redemptions made within 12 months of purchase. The deferred sales charge on Class A shares is payable to Salomon
Smith Barney, which compensates Salomon Smith
Barney Financial Consultants and other dealers whose clients make purchases of $500,000 or more.
The deferred sales charge is waived in the same circumstances in which the deferred sales charge applicable to Class B and Class L shares is waived. See "Deferred Sales Charge Alternatives" and "Waivers of Deferred Sales Charge."

Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the fund as defined in the 1933 Act. The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the fund made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

Class B Shares. Class B shares are sold without an initial sales charge but are subject to a Deferred Sales
Charge payable upon certain redemptions.  See "Deferred
Sales Charge Provisions" below.

Class L Shares. Class L shares are sold with an initial sales charge of 1.00% (which is equal to 1.01% of the amount invested) and are subject to a Deferred Sales
Charge payable upon certain redemptions.  See "Deferred
Sales Charge Provisions" below. Until June 22, 2001 purchases of Class L shares by investors who were holders of Class C shares of the fund on June 12, 1998 will not be subject to the 1% initial sales charge.

Class Y Shares. Class Y shares are sold without an initial sales charge or Deferred Sales Charge and are available only to investors investing a minimum of $15,000,000 (except purchases of Class Y shares by Smith
Barney Concert Allocation Series Inc., for which there is no minimum purchase amount).

General

Investors may purchase shares from a Salomon Smith
Barney Financial Consultant or a broker that clears through Salomon Smith Barney ("Dealer Representative").
In addition, certain investors, including qualified retirement plans purchasing through certain Dealer
Representatives, may purchase shares directly from the fund. When purchasing shares of the fund, investors must specify whether the purchase is for Class A, Class
B, Class L or Class Y shares.  Salomon Smith Barney and
Dealer Representatives may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at First Data are not subject to a maintenance fee.

Investors in Class A, Class B and Class L shares may open an account in the fund by making an initial investment of at least $1,000 for each account, or $250 for an IRA or a Self-Employed Retirement Plan, in the fund. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes.
For participants in retirement plans qualified under
Section 403(b)(7) or Section 401(c) of the Code, and for shareholders purchasing shares of the fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class L shares and subsequent investment requirement for all such Classes is $25. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment required for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including
Salomon Smith Barney, unitholders who invest distributions from a UIT sponsored by Salomon Smith
Barney, and Directors/Trustees of any of the Smith
Barney Mutual Funds, and their spouses and children. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by First Data. Share certificates are issued only upon a shareholder's written request to First Data.

Purchase orders received by the fund or a Salomon Smith
Barney Financial Consultant prior to the close of regular trading on the NYSE, on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day (the ''trade date''). Orders received by a Dealer Representative prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is received by the fund or the fund's agent prior to its close of business. For shares purchased through Salomon Smith Barney or a Dealer
Representative purchasing through Salomon Smith Barney, payment for shares of the fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic
Investment Plan.  Under the Systematic Investment Plan,
Salomon Smith Barney or First Data is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder's fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by Salomon
Smith Barney or First Data.  The Systematic Investment
Plan also authorizes Salomon Smith Barney to apply cash held in the shareholder's Salomon Smith Barney brokerage account or redeem the shareholder's shares of a Smith
Barney money market fund to make additions to the account. Additional information is available from the fund or a Salomon Smith Barney Financial Consultant or a Dealer Representative.

Sales Charge Waivers and Reductions

Initial Sales Charge Waivers. Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i)
Board Members and employees of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney Mutual Funds (including retired Board Members and employees); the immediate families of such persons (including the surviving spouse of a deceased Board Member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the National
Association of Securities Dealers, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Salomon
Smith Barney Financial Consultant (for a period up to 90 days from the commencement of the Financial Consultant's employment with Salomon Smith Barney), on the condition the purchase of Class A shares is made with the proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Consultant's prior employer, (ii) was sold to the client by the Financial
Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another Smith
Barney Mutual Fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Citigroup; (f) direct rollovers by plan participants of distributions from a 401(k) plan offered to employees of Citigroup or its subsidiaries or a 401(k) plan enrolled in the Smith Barney 401(k) Program
(Note: subsequent investments will be subject to the applicable sales charge); (g) purchases by a separate account used to fund certain unregistered variable annuity contracts; (h) investments of distributions from or proceeds from a sale of a UIT sponsored by Salomon
Smith Barney; (i) purchases by investors participating in a Salomon Smith Barney fee-based arrangement; and (j) purchases of Class A shares by Section 403(b) or Section
401(a) or (k) accounts associated with Copeland
Retirement Programs. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.

Right of Accumulation. Class A shares of the fund may be purchased by ''any person'' (as defined above) at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the fund and of other Smith Barney Mutual Funds that are offered with a sales charge as currently listed under ''Exchange Privilege'' then held by such person and applying the sales charge applicable to such aggregate.
In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

Letter of Intent - Class A Shares. A Letter of Intent for an amount of $50,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided the investor refers to such Letter when placing orders.
For purposes of a Letter of Intent, the ''Amount of Investment'' as referred to in the preceding sales charge table includes (i) all Class A shares of the fund and other Smith Barney Mutual Funds offered with a sales charge acquired during the term of the letter plus (ii) the value of all Class A shares previously purchased and still owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed.
The term of the Letter will commence upon the date the Letter is signed, or at the option of the investor, up to 90 days before such date. Please contact a Salomon
Smith Barney Financial Consultant or First Data to obtain a Letter of Intent application.

Letter of Intent - Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares
(except purchases of Class Y shares by Smith Barney
Concert Allocation Series Inc., for which there is no minimum purchase amount). Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the fund and agree to purchase a total of $15,000,000 of Class Y shares of the fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees
(including a service fee of 0.25%) and expenses applicable to the fund's Class A shares, which may include a Deferred Sales Charge of 1.00%. Please contact a Salomon Smith Barney Financial Consultant or First
Data for further information.

Deferred Sales Charge Provisions

''Deferred Sales Charge Shares'' are: (a) Class B shares; (b) Class L shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a Deferred Sales Charge. A Deferred Sales
Charge may be imposed on certain redemptions of these shares.

Any applicable Deferred Sales Charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred Sales Charge Shares that are redeemed will not be subject to a Deferred
Sales Charge to the extent that the value of such shares represents: (a) capital appreciation of fund assets; (b) reinvestment of dividends or capital gain distributions;
(c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class L shares and Class A shares that are Deferred Sales Charge Shares, shares redeemed more than 12 months after their purchase.

Class L shares and Class A shares that are Deferred
Sales Charge Shares are subject to a 1.00% Deferred
Sales Charge if redeemed within 12 months of purchase.
In circumstances in which the Deferred Sales Charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding Salomon
Smith Barney statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders, except in the case of Class B shares held under the Smith Barney 401(k) Program, as described below. See ''Smith Barney 401(k) and
ExecChoiceTM Programs.''


Year Since Purchase Payment Was
Made

Deferred Sales Charge

First

4.50%

Second

4.00

Third

3.00

Fourth

2.00

Fifth

1.00

Sixth through eight

0.00

Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares owned by the shareholders as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.

In determining the applicabilty of any Deferred Sales
Charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time.
The length of time that Deferred Sales Charge Shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other Smith Barney
Mutual Funds, and fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the Deferred Sales Charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any Deferred Sales Charge will be paid to Salomon
Smith Barney.

To provide an example, assume an investor purchased 100
Class B shares of the fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares of the fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The Deferred Sales Charge would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total Deferred Sales Charge of $9.60.

Waivers of Deferred Sales Charge

The Deferred Sales Charge will be waived on: (a) exchanges (see ''Exchange Privilege''); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see ''Automatic
Cash Withdrawal Plan'') (but, automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans established prior to November 7, 1994);
(c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 591/2; (e) involuntary redemptions; and
(f) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any Deferred Sales Charge imposed on the prior redemption.

Deferred Sales Charge waivers will be granted subject to confirmation (by Salomon Smith Barney in the case of shareholders who are also Salomon Smith Barney clients or by First Data in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

Smith Barney 401(k) and ExecChoiceTM Programs

Investors may be eligible to participate in the Smith
Barney 401(k) Program or the Smith Barney ExecChoiceTM
Program. To the extent applicable, the same terms and conditions, which are outlined below, are offered to all plans participating (''Participating Plans'') in these programs.

The fund offers to Participating Plans Class A and Class
L shares as investment alternatives under the Smith
Barney 401(k) and ExecChoiceTM Programs. Class A and
Class L shares acquired through the Participating Plans are subject to the same service and/or distribution fees as the Class A and Class L shares acquired by other investors; however, they are not subject to any initial sales charge or Deferred Sales Charge. Once a Participating Plan has made an initial investment in the fund, all of its subsequent investments in the fund must be in the same Class of shares, except as otherwise described below.

Class A Shares. Class A shares of the fund are offered without any sales charge or Deferred Sales Charge to any Participating Plan that purchases $1,000,000 or more of Class A shares of one or more funds of the Smith Barney
Mutual Funds.

Class L Shares. Class L shares of the fund are offered without any sales charge or Deferred Sales Charge to any Participating Plan that purchases less than $1,000,000 of Class L shares of one or more funds of the Smith
Barney Mutual Funds.

401(k) and ExecChoiceTM Plans Opened On or After June 21,
1996. If, at the end of the fifth year after the date the Participating Plan enrolled in the Smith Barney
401(k) Program or the Smith Barney ExecChoiceTM Program, a Participating Plan's total Class L holdings in all non-money market Smith Barney Mutual Funds equal at least $1,000,000, the Participating Plan will be offered the opportunity to exchange all of its Class L shares for Class A shares of the fund. For Participating Plans that were originally established through a Salomon Smith
Barney retail brokerage account, the five-year period will be calculated from the date the retail brokerage account was opened. Such Participating Plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the Participating Plan does not qualify for the five-year exchange to Class A shares, a review of the Participating Plan's holdings will be performed each quarter until either the Participating Plan qualifies or the end of the eighth year.

401(k) Plans Opened Prior to June 21, 1996. In any year after the date a Participating Plan enrolled in the Smith Barney 401(k) Program, if a Participating Plan's total Class L holdings in all non-money market Smith
Barney Mutual Funds equal at least $500,000 as of the calendar year-end, the Participating Plan will be offered the opportunity to exchange all of its Class L shares for Class A shares of the fund. Such Plans will be notified in writing within 30 days after the last business day of the calendar year and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the last business day of the following March.

Any Participating Plan in the Smith Barney 401(k) or the
Smith Barney ExecChoiceTM Programs, whether opened before or after June 21, 1996, that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class L shares for Class A shares of the fund, regardless of asset size, at the end of the eighth year after the date the Participating Plan enrolled in the Smith Barney
401(k) Program. Such Plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a Participating
Plan will not be eligible to acquire additional Class L shares of the fund, but instead may acquire Class A shares of the fund. Any Class L shares not converted will continue to be subject to the distribution fee.

Participating Plans wishing to acquire shares of the fund through the Smith Barney 401(k) Program or the Smith Barney ExecChoiceTM Program must purchase such shares directly from the transfer agent. For further information regarding these Programs, investors should contact a Salomon Smith Barney Financial Consultant.

Determination of Public Offering Price

The fund offers its shares to the public on a continuous basis. The public offering price for a Class A and Class Y share of the fund is equal to the net asset value per share at the time of purchase, plus for Class
A shares an initial sales charge based on the aggregate amount of the investment. The public offering price for a Class L share (and Class A share purchases, including applicable rights of accumulation, equaling or exceeding
$500,000) is equal to the net asset value per share at the time of purchase and no sales charge is imposed at the time of purchase. A Deferred Sales Charge, however, is imposed on certain redemptions of Class L shares, and Class A shares when purchased in amounts exceeding
$500,000. The method of computation of the public offering price is shown in each fund's financial statements, incorporated by reference in their entirety into this SAI.

REDEMPTION OF SHARES

The right of redemption of shares of the fund may be suspended or the date of payment postponed (a) for any periods during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the fund's investments or determination of its net asset value is not reasonably practicable or (c) for any other periods as the SEC by order may permit for the protection of the fund's shareholders.

If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to First Data together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $10,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $10,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period or the redemption proceeds are to be sent to an address other than the address of record. Unless otherwise directed, redemption proceeds will be mailed to an investor's address of record.
First Data may require additional supporting documents for redemptions made by corporations, executors, administrators, directors or guardians. A redemption request will not be deemed properly received until First
Data receives all required documents in proper form.

If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the transfer agent receives further instructions from Salomon Smith Barney, or if the shareholder's account is not with Salomon Smith Barney, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Salomon Smith
Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and Salomon Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to fifteen days or more.


Distribution in Kind

If the Board of Directors of the fund determines that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly in cash, the fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the fund's net assets by a distribution in kind of portfolio securities in lieu of cash. Shareholders may incur brokerage commissions when they subsequently sell those securities.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the "Withdrawal
Plan") is available to shareholders of the fund who own shares of the fund with a value of at least $10,000 and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of the fund as may be necessary to cover the stipulated withdrawal payment. Any applicable Deferred Sales
Charge will not be waived on amounts withdrawn by shareholders that exceed 1.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences. (With respect to Withdrawal Plans in effect prior to November 7, 1994, any applicable Deferred Sales
Charge will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences). To the extent withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in a fund, continued withdrawal payments will reduce the shareholder's investment, and may ultimately exhaust it.
Withdrawal payments should not be considered as income from investment in a fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholders in amounts of less than $5,000 ordinarily will not be permitted.

Shareholders of a fund who wish to participate in the Withdrawal Plan and who hold their shares of the fund in certificate form must deposit their share certificates with the transfer agent as agent for Withdrawal Plan members. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund involved.
A shareholder who purchases shares directly through the transfer agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawal. For additional information, shareholders should contact a Salomon Smith
Barney Financial Consultant.


Waivers of Deferred Sales Charge

The Deferred Sales Charge will be waived on: (a) exchanges (see "Exchange Privilege" in the prospectus);
(b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash Withdrawal Plan in the prospectus") (but, automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for Withdrawal Plans established prior to November 7, 1994);
(c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 591/2 ; (e) involuntary redemptions; and
(f) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney Mutual F unds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any Deferred Sales Charge imposed on the prior redemption. Deferred Sales Charge waivers will be granted subject to confirmation (by
Salomon Smith Barney in the case of shareholders who are also Salomon Smith Barney clients or by the transfer agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

Additional Information Regarding Telephone Redemption
And Exchange Program

Neither the fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions
(for example, a shareholder's name and account number will be required and phone calls may be recorded). The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days' prior notice to shareholders.

VALUATION OF SHARES

Each class's net asset value per share is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year's Day, Martin Luther King, Jr.
Day, Presidents' Day, Good Friday, Memorial Day,
Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and class-specific expenses, the per share net asset value of each class may differ. The following is a description of the procedures used by the fund in valuing its assets.

Generally, the fund's investments are valued at market value or, in the absence of a market value with respect to any securities, at fair value as determined by or under the direction of the fund's Board of Directors.
Short-term investments that mature in 60 days or less are valued at amortized cost whenever the fund's Board of Directors determines that amortized cost is the fair value of those instruments.
Securities listed on a national securities exchange will be valued on the basis of the last sale on the date on which the valuation is made or, in the absence of sales, at the mean between the closing bid and asked prices.
Over-the-counter securities will be valued at the mean between the closing bid and asked prices on each day, or, if market quotations for those securities are not readily available, at fair value, as determined in good faith by the fund's Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the fund's Board of Directors.
Amortized cost involves valuing an instrument at its original cost to the fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the instrument.
All other securities and other assets of the fund will be valued at fair value as determined in good faith by the fund's Board of Directors.

The fund's net asset value per share is determined as of the close of regular trading on the NYSE, on each day that the NYSE is open, by dividing the value of the fund's net assets attributable to each class by the total number of shares of the class outstanding.

EXCHANGE PRIVILEGE

Shareholders of any of the Smith Barney Mutual Funds may exchange all or part of their shares for shares of the same Class of other Smith Barney Mutual Funds, on the basis of relative net asset value per share at the time of exchange as follows:

A. Class A and Class Y shares of the fund may be exchanged without a sales charge for the respective shares of any of the Smith Barney
Mutual Funds.

B. Class B shares of any fund may be exchanged without a sales charge. Class B shares of the fund exchanged for Class B shares of another Smith
Barney Mutual Fund will be subject to the higher applicable Deferred Sales Charge of the two funds and, for purposes of calculating Deferred Sales
Charge rates and conversion periods, will be deemed to have been held since the date the shares being exchanged were deemed to be purchased.

C. Class L shares of any fund may be exchanged without a sales charge. For purposes of Deferred
Sales Charge applicability, Class L shares of the fund exchanged for Class C shares of another Smith
Barney Mutual Fund will be deemed to have been owned since the date the shares being exchanged were deemed to be purchased.

The exchange privilege enables shareholders in any Smith
Barney Mutual Fund to acquire shares of the same Class in a fund with different investment objectives when they believe a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Salomon Smith Barney Financial
Consultant.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and, subject to any applicable Deferred Sales Charge, the proceeds are immediately invested, at a price as described above, in shares of the fund being acquired.
Salomon Smith Barney reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

Additional Information Regarding the Exchange Privilege.
Although the exchange privilege is an important benefit, excessive exchange transactions can be detrimental to the fund's performance and its shareholders. The manager may determine that a pattern of frequent exchanges is excessive and contrary to the best interests of the fund's other shareholders. In this event, the fund may, at its discretion, decide to limit additional purchases and/or exchanges by a shareholder.
Upon such a determination, the fund will provide notice in writing or by telephone to the shareholder at least
15 days prior to suspending the exchange privilege and during the 15 day period the shareholder will be required to (a) redeem his or her shares in the fund or
(b) remain invested in the fund or exchange into any of the funds of the Smith Barney Mutual Funds ordinarily available, which position the shareholder would be expected to maintain for a significant period of time.
All relevant factors will be considered in determining what constitutes an abusive pattern of exchanges.

PERFORMANCE DATA

From time to time the fund may advertise its total return and average annual total return in advertisements and/or other types of sales literature. These figures are computed separately for Class A, Class B, Class L and Class Y shares of the fund. These figures are based on historical earnings and are not intended to indicate future performance. Total return is computed for a specified period of time assuming deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all income dividends and capital gain distributions on the reinvestment dates at prices calculated as stated in the prospectus, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account. The fund may also include comparative performance information in advertising or marketing its shares. Such performance information may include data from Lipper Analytical Services, Inc. and other financial publications.

From time to time, the fund may quote a fund's yield or total return in advertisements or in reports and other communications to shareholders. The fund may include comparative performance information in advertising or marketing the fund's shares. Such performance information may include the following industry and financial publications- Barron's, Business Week, CDA
Investment Technologies, Inc., Changing Times, Forbes,
Fortune, Institutional Investor, Investors Daily, Money,
Morningstar Mutual Fund Values, The New York Times, USA
Today and The Wall Street Journal. To the extent any advertisement or sales literature of the fund describes the expenses or performance of any Class it will also disclose such information for the other Classes.
Average Annual Total Return

A fund's "average annual total return," as described below, is computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

P(1 + T)n = ERV

Where:		P	= 	a hypothetical
initial payment of $1,000.

			T	= 	average annual total
return.

			n	= 	number of years.

			ERV	=	Ending Redeemable
Value of a
hypothetical $1,000
investment made at
the beginning of a
1-, 5- or 10-year
period at the end of
a 1-, 5- or 10-year
period (or
fractional portion
thereof), assuming
reinvestment of all
dividends and
distributions.

The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period. A fund's net investment income changes in response to fluctuations in interest rates and the expenses of the fund.

Class A's average annual total return was as follows for the periods indicated:

(3.95)% for the one-year period ended July 31, 1999
 4.83% per annum during the five-year period ended July
31, 1999
 6.73% per annum during the ten-year period ended July
31, 1999
 7.88% for the period from inception (November 6, 1991)
through July 31, 1999

The average annual total return figures assume that the maximum 4.50% sales charge has been deducted from the investment at the time of purchase. If the maximum sales charge had not been deducted, Class A's average annual total return for those same periods would have been 0.58%, 5.80%, 7.21% and 8.21%, respectively.

Class B's average annual total return was as follows for the periods indicated:

(4.22)% for the one-year period ended July 31, 1999
 5.09% per annum during the five-year period ended July
31, 1999
 5.27% for the period from inception (November 6, 1992)
through July 31, 1999

The average annual total return figures assume that the maximum applicable Deferred Sales Charge has been deducted from the investment at the time of redemption.
If the maximum Deferred Sales Charge had not been deducted, Class B's average annual total return for those same periods would have been 0.06%, 5.25% and 5.27%, respectively.
Class L's average annual total return was as follows for the periods indicated:

(1.80)% for the one-year period ended July 31, 1999
 5.08% per annum during the five-year period ended July
31, 1999
 4.29% for the period from inception (June 29, 1993)
through July 31, 1999

The average annual total return figures assume that the maximum applicable Deferred Sales Charge has been deducted from the investment at the time of redemption.
If the maximum initial and Deferred Sales Charge had not been deducted, Class L's average annual total return for those same periods would have been 0.15%, 5.30% and 4.46%, respectively.

Class Y's average annual total return was as follows for the period indicated:

0.92% for the one-year period ended July 31,1999
5.03% for the period from inception (February 7, 1996)
through July 31,1999

Class Y shares do not incur initial sales charges or Deferred Sales Charges.

Aggregate Total Return

The fund's "aggregate total return," as described below, represents the cumulative change in the value of an investment in the fund for the specified period and is computed by the following formula:

ERV - P
P

Where: 	P 	=		a hypothetical initial
payment of $10,000.

			ERV	=		Ending Redeemable Value of
a hypothetical $10,000
investment made at the
beginning of the 1-, 5- or
10-year period at the end
of the 1-, 5- or 10-year
period (or fractional
portion thereof), assuming
reinvestment of all
dividends and
distributions.

The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.

Class A's aggregate total return was as follows for the periods indicated:

(3.95)% for the one-year period ended July 31, 1999
 26.61% for the five-year period ended July 31, 1999
 91.73% for the ten-year period ended July 31, 1999

These aggregate total return figures assume the maximum
4.50% sales charge has been deducted from the investment at the time of purchase. If the maximum sales charge had not been deducted, Class A's aggregate total return for those same periods would have been 0.58%, 32.58% and 100.7%, respectively.

Class B's aggregate total return was as follows for the periods indicated:

(4.22)% for the one-year period ended July 31, 1999
 28.17% for the five-year period ended July 31, 1999
 41.29% for the period from inception (November 6, 1992) through July 31, 1999.

These aggregate total return figures assume that the
maximum applicable Deferred Sales Charge has been
deducted from the investment at the time of redemption.
If the maximum applicable Deferred Sales Charge had not
been deducted, Class B's aggregate total return for
those same periods would have been 0.06	%, 29.14% and
41.29%, respectively.

Class L's aggregate total return was as follows for the periods indicated:

 (1.8)% for the one-year period ended July 31, 1999
28.11% for the five-year period ended July 31, 1999
29.18% for the period from inception (June 29, 1993)
through July 31, 1999

These aggregate total return figures assume that the maximum applicable Deferred Sales Charge has been deducted from the investment at the time of redemption
If the maximum applicable Deferred Sales Charge had not been deducted, Class L's aggregate total return for those same periods would have been 0.15%, 29.44% and 30.45%, respectively.

Class Y's aggregate total return was as follows for the period indicated:

0.92% for the one-year period ended July 31, 1999
18.6% for the period from inception (February 7, 1996)
through July 31,1999

Class Y shares do not incur sales charges or Deferred
Sales Charges.

Performance will vary from time to time depending upon market conditions, the composition of the fund's portfolio and operating expenses and the expenses exclusively attributable to the Class. Consequently, any given performance quotation should not be considered representative of the Class's performance for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in the Class with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a Class's performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

It is important to note that the total return figures set forth above are based on historical earnings and are not intended to indicate future performance. Each
Class's net investment income changes in response to fluctuations in interest rates and the expenses of the fund.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions

The fund's policy is to distribute its net investment income monthly and net realized capital gains, if any, annually. The fund may also pay additional dividends shortly before December 31 from certain amounts of undistributed ordinary and capital gains realized, in order to avoid a Federal excise tax liability.

If a shareholder does not otherwise instruct, dividends
and capital gains distributions will be reinvested
automatically in additional shares of the same Class at
net asset value, subject to no sales charge or deferred
sales charge.   A shareholder may change the option at
any time by notifying his Salomon Smith Barney Financial
Consultant or Dealer Representative. Shareholders whose accounts are held directly at First Data should notify
First Data in writing, requesting a change to this reinvestment option

The per share dividends on Class B and Class L shares of the fund may be lower than the per share dividends on Class A and Class Y shares principally as a result of the distribution fee applicable with respect to Class B and Class L shares. The per share dividends on Class A shares of the fund may be lower than the per share dividends on Class Y shares principally as a result of the service fee applicable to Class A shares.
Distributions of capital gains, if any, will be in the same amount for Class A, Class B, Class L and Class Y shares.

Taxes

The following is a summary of the material United States federal income tax considerations regarding the purchase, ownership and disposition of shares of a fund.
Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in a fund. The summary is based on the laws in effect on the date of this SAI, which are subject to change.

The Fund and Its Investments

The fund intends to continue to qualify to be treated as a regulated investment company each taxable year under the Internal Revenue Code of 1986, as amended (the
"Code"). To so qualify, the fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and
(b) diversify its holdings so that, at the end of each quarter of the fund's taxable year, (i) at least 50% of the market value of the fund's assets is represented by cash, securities of other regulated investment companies, United States government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than United States government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the fund controls and are determined to be engaged in the same or similar trades or businesses or related trades or businesses. The fund expects that all of its foreign currency gains will be directly related to its principal business of investing in stocks and securities.

As a regulated investment company, the fund will not be subject to United States federal income tax on its net investment income (i.e., income other than its net realized long- and short-term capital gains) and its net realized long- and short-term capital gains, if any, it distributes to its shareholders, provided an amount equal to at least 90% of the sum of its investment company taxable income (i.e., 90% of its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers), plus or minus certain other adjustments as specified in the
Code) and its net tax-exempt income for the taxable year is distributed in compliance with the Code's timing and other requirements but will be subject to tax at regular corporate rates on any taxable income or gains it does not distribute.

The Code imposes a 4% nondeductible excise tax on the fund to the extent it does not distribute by the end of any calendar year at least 98% of its net investment income for that year and 98% of the net amount of its capital gains (both long-and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any income or gain retained by the fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The fund anticipates it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this tax.

If, in any taxable year, the fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the fund in computing its taxable income.
In addition, in the event of a failure to qualify, the fund's distributions, to the extent derived from the fund's current or accumulated earnings and profits would constitute dividends (eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If the fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. In addition, if the fund failed to qualify as a regulated investment company for a period greater than one taxable year, the fund may be required to recognize any net built-in gains (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

The fund's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code
(including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by the fund
(i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the fund to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out) and (b) may cause the fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. The fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

The fund's investment in Section 1256 contracts, such as regulated futures contracts, most forward currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

Foreign Investments.  Dividends or other income
(including, in some cases, capital gains) received by the fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The fund will not be eligible to elect to treat any foreign taxes paid by it as paid by its shareholders, who therefore will not be entitled to credits for such taxes on their own tax returns.
Foreign taxes paid by the fund will reduce the return from the fund's investments.

Passive Foreign Investment Companies. If the fund purchases shares in certain foreign investment entities, called "passive foreign investment companies" (a
"PFIC"), it may be subject to United States federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the fund in respect of deferred taxes arising from such distributions or gains.
If the fund were to invest in a PFIC and elected to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the fund would be required to obtain certain annual information from the passive foreign investment companies in which it invests, which may be difficult or not possible to obtain.

Alternatively, the fund may make a market-to-market that would result in the fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In this case, the fund would report gains as ordinary income and would deduct losses as ordinary losses to the extent of previously recognized gains.
The election, once made, would be effective for all subsequent taxable years of the fund, unless revoked with the consent of the IRS. By making the election, the fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year might be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC company stock. The fund may have to distribute this "phantom" income and gain to satisfy its distribution requirement and to avoid imposition of the 4% excise tax.

The fund will make the appropriate tax elections, if possible, and take any additional steps necessary to mitigate the effect of these rules.

Taxation of United States Shareholders

Dividends and Distributions. Any dividend declared by the fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the fund not later than such December 31, provided such dividend is actually paid by the fund during January of the following calendar year. The fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). The fund currently expects to distribute any excess annually to its shareholders. However, if the fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses and capital loss carryovers, it will be subject to a corporate tax
(currently at a rate of 35%) on the amount retained. In that event, the fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for United Stares federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their United
States federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for United States federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (the "IRS").

Dividends of net investment income and distributions of net realized short-term capital gains are taxable to a United States shareholder as ordinary income, whether paid in cash or in shares. Distributions of net-long-term capital gains, if any, that the fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the fund.
Dividends and distributions paid by the fund attributable to dividends on stock of U.S. corporations received by the fund, with respect to which the fund meets certain holding period requirements, will be eligible for the deduction for dividends received by corporations. Distributions in excess of the fund's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the fund, and as a capital gain thereafter (if the shareholder holds his shares of the fund as capital assets).

Shareholders receiving dividends or distributions in the form of additional shares should be treated for United
States federal income tax purposes as receiving a distribution in the amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

If the fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends are included in the fund's gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. Such gain or loss will be treated as capital gain or loss, if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or less will be treated for United States federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

If a shareholder incurs a sales charge in acquiring shares of the fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition.
This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual funds.

Backup Withholding. The fund may be required to withhold, for United States federal income tax purposes, 31% of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's United States federal income tax liabilities.

Notices. Shareholders will be notified annually by the fund as to the United States federal income tax status of the dividends, distributions and deemed distributions attributable to undistributed capital gains (discussed above in "Dividends and Distributions") made by the fund to its shareholders. Furthermore, shareholders will also receive, if appropriate, various written notices after the close of the fund's taxable year regarding the United States federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the fund to its shareholders during the preceding taxable year.


Other Taxation

Distributions also may be subject to additional state, local and foreign taxes depending on each shareholder's particular situation.

The foregoing is only a summary of certain material tax consequences affecting the fund and its shareholders.
Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund.

ADDITIONAL INFORMATION

Fund History.

The Fund was incorporated on June 15, 1984 under the name Shearson Government Mortgage Income Fund Inc. On
January 20, 1988, November 4, 1992, July 30, 1993 and
October 14, 1994, the Fund changed its name to Shearson
Lehman Managed Governments Inc., Shearson Lehman
Brothers Managed Governments Fund, Smith Barney Shearson
Managed Governments Fund Inc. and Smith Barney Managed
Governments Fund Inc., respectively.

Minimum Account Size. The fund reserves the right to liquidate involuntarily any shareholder's account in the fund if the aggregate net asset value of the shares held in the fund account is less than $500. (If a shareholder has more than one account in the fund, each account must satisfy the minimum account size.) The fund, however, will not redeem shares based solely on market reductions in net asset value. Before the fund exercises such right, shareholders will receive written notice and will be permitted 60 days to bring accounts up to the minimum to avoid involuntary liquidation.

Voting rights. The fund does not hold annual shareholder meetings. There normally will be no meeting of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders. The directors will call a meeting for any purpose upon written request of shareholders holding at least 10% of the fund's outstanding shares and the fund will assist shareholders in calling such a meeting as required by the 1940 Act. When matters are submitted for shareholder vote, shareholders of each class will have one vote for each full share owned and a proportionate fractional vote for any fractional share held of that class. Generally, shares of the fund will be voted on a fund-wide basis on all matters except matters affecting only the interests of one or more of the classes.

Annual and semi-annual reports. The fund sends its shareholders a semi-annual report and an audited annual report, which include listings of the investment securities held by the fund at the end of the period covered. In an effort to reduce the fund's printing and mailing costs, the fund plans to consolidate the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. Shareholders who do not want this consolidation to apply to their accounts should contact their Salomon Smith Barney
Financial Consultant or the transfer agent.

FINANCIAL STATEMENTS

The fund's annual report for the fiscal year ended July
31, 1999 is incorporated herein by reference in its entirety. The annual report was filed on September 25, 1999, Accession Number 91155-99-000663.

OTHER INFORMATION

In an industry where the average portfolio manager has seven years of experience (source: ICI, 1998), the portfolio managers of Smith Barney Mutual Funds average
21 years in the industry and 15 years with the firm.

Smith Barney Mutual Funds offers more than 60 mutual funds. We understand that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers.

That's why we offer four "styles" of fund management that can be tailored to suit each investor's unique financial goals.

	Style Pure Series
Our Style Pure Series funds stay fully invested within their asset class and investment style, enabling investors to make asset allocation decisions in conjunction with their Salomon Smith
Barney Financial Consultant.

	Classic Investor Series
Our Classic Investor Series funds offer a range of equity and fixed income strategies that seek to capture opportunities across asset classes and investment styles using disciplined investment approaches.

	The Concert Allocation Series
As a fund of funds, investors can select a Concert
Portfolio that may help their investment needs.
As needs change, investors can easily choose another long-term, diversified investment from our Concert family.

	Special Discipline Series
	Our Special Discipline Series funds are designed for investors who are looking beyond more traditional market categories: from natural resources to a roster of state-specific municipal funds.


APPENDIX A

Description of S&P and Moody's ratings:

S&P Ratings for Municipal Bonds

S&P's Municipal Bond ratings cover obligations of states and political subdivisions. Ratings are assigned to general obligation and revenue bonds. General obligation bonds are usually secured by all resources available to the municipality and the factors outlined in the rating definitions below are weighed in determining the rating. Because revenue bonds in general are payable from specifically pledged revenues, the essential element in the security for a revenue bond is the quantity and quality of the pledged revenues available to pay debt service.

Although an appraisal of most of the same factors that bear on the quality of general obligation bond credit is usually appropriate in the rating analysis of a revenue bond, other factors are important, including particularly the competitive position of the municipal enterprise under review and the basic security covenants. Although a rating reflects S&P's judgment as to the issuer's capacity for the timely payment of debt service, in certain instances it may also reflect a mechanism or procedure for an assured and prompt cure of a default, should one occur, i.e., an insurance program, Federal or state guarantee or the automatic withholding and use of state aid to pay the defaulted debt service.

	AAA

Prime - These are obligations of the highest quality.
They have the strongest capacity for timely payment of debt service.

General Obligation Bonds - In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

Revenue Bonds - Debt service coverage has been, and is expected to remain, substantial. Stability of the pledged revenues is also exceptionally strong, due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds, and debt service reserve requirements) are rigorous. There is evidence of superior management.

	AA

High Grade - The investment characteristics of general obligation and revenue bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated "AA'' have the second strongest capacity for payment of debt service.


	A

Good Grade - Principal and interest payments on bonds in this category are regarded as safe. This rating describes the third strongest capacity for payment of debt service. It differs from the two higher ratings because:

General Obligation Bonds - There is some weakness, either in the local economic base, in debt burden, in the balance between revenues and expenditures, or in quality of management. Under certain adverse circumstances, any one such weakness might impair the ability of the issuer to meet debt obligations at some future date.

Revenue Bonds - Debt service coverage is good, but not exceptional. Stability of the pledged revenues could show some variations because of increased competition or economic influences on revenues. Basic security provisions, while satisfactory, are less stringent.
Management performance appears adequate.

	BBB

Medium Grade - Of the investment grade ratings, this is the lowest.

General Obligation Bonds - Under certain adverse conditions, several of the above factors could contribute to a lesser capacity for payment of debt service. The difference between "A'' and "BBB" ratings is that the latter shows more than one fundamental weakness, or one very substantial fundamental weakness, whereas the former shows only one deficiency among the factors considered.

Revenue Bonds - Debt coverage is only fair. Stability of the pledged revenues could show substantial variations, with the revenue flow possibly being subject to erosion over time. Basic security provisions are no more than adequate. Management performance could be stronger.

	BB, B, CCC and CC

Bonds rated BB, B, CCC and CC are regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation.
While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

	C

The rating C is reserved for income bonds on which no interest is being paid.

	D

Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA-Prime Grade category.

S&P Ratings for Municipal Notes

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, -2 or -
3) by S&P to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.

Moody's Ratings for Municipal Bonds

	Aaa

Bonds that are Aaa are judged to be of the best quality.
They carry the smallest degree of investment risk and are generally referred to as "gilt edge.'' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

	Aa

Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds.
They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

	A

Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

	Baa

Bonds that are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

	Ba

Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

	B

Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

	Caa

Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

	Ca

Bonds that are rated Ca represent obligations that are speculative in a high degree. These issues are often in default or have other marked short-comings.

	C

Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's Ratings for Municipal Notes

Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade
(MIG) and for variable rate demand obligations are designated Variable Moody's Investment Grade (VMIG).
This distinction is in recognition of the differences between short- and long-term credit risk. Loans bearing the designation MIG 1 or VMIG 1 are of the best quality, enjoying strong protection by established cash flows of funds for their servicing, from established and broad-based access to the market for refinancing, or both.
Loans bearing the designation MIG 2 or VMIG 2 are of high quality, with margins of protection ample although not as large as the preceding group. Loans bearing the designation MIG 3 or VMIG 3 are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow may be narrow and market access for refinancing is likely to be less well established.

Description of S&P A-1+ and A-1 Commercial Paper Rating

The rating A-1+ is the highest, and A-1 the second highest, commercial paper rating assigned by S&P. Paper rated A-1+ must have either the direct credit support of an issuer or guarantor that possesses excellent long-term operating and financial strengths combined with strong liquidity characteristics (typically, such issuers or guarantors would display credit quality characteristics which would warrant a senior bond rating of "AA-'' or higher), or the direct credit support of an issuer or guarantor that possesses above-average long-term fundamental operating and financing capabilities combined with ongoing excellent liquidity characteristics. Paper rated A-1 by S&P has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A'' or better; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned.

Description of Moody's Prime-1 Commercial Paper Rating

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.





























SMITH BARNEY
MANAGED GOVERNMENTS
FUND INC.




















November 29, 1999

SMITH BARNEY MANAGED GOVERNMENTS FUND INC.
388 Greenwich Street
New York, NY 10013


						SALOMON SMITH BARNEY
						A Member of Citigroup
[Symbol]






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